Exhibit 10.1

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LEGACY RESERVES LP,
as Borrower,

the Gurantors,

BNP PARIBAS,
as Administrative Agent,

and

The Lenders Signatory Hereto

Dated as of September 30, 2011

First Amendment to
Second Amended and Restated Credit Agreement

This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”) dated as of September 30, 2011, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 10, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Guarantors are parties to that certain Second Amended and Restated Guaranty Agreement dated as of March 10, 2011 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C.    The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendment to Preamble and Cover. The preamble of the Credit Agreement is amended by striking the following clause “Wells Fargo Bank, N.A., as syndication agent (the “Syndication Agent”), and Compass Bank as document agent (the “Document Agent”)” and replacing it with the following:
“Wells Fargo Bank, N.A. and Compass Bank as co-syndication agents (the “Co-Syndication Agents”) and UBS AG, Stamford Branch and U.S. Bank National Association as co-documentation agents (the “Co-Documentation Agents)”
The cover of the Credit Agreement is amended to reflect the preamble, as amended above.

2.2    Amendments to Section 1.02.

(a)     The definition of “Agents” is hereby amended in its entirety to read as follows:
“Agents” means, collectively, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents; and “Agent” shall mean either the Administrative Agent, a Co-Syndication Agent or a Co- Documentation Agent, as the context requires.
(b)    The definition of “Agreement” is hereby amended in its entirety to read as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, including the Schedules and Exhibits hereto, as the same may be amended, restated or modified from time to time.
(c)    The following definition is hereby added where alphabetically appropriate to read as follows:
“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of September 30, 2011, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
2.3    Amendment to Section 9.18. Section 9.18 is hereby amended by deleting the reference to “90%” in clause (b) thereof and replacing it with “100%”.
2.4    Amendment to Section 11.03. The fourth sentence of Section 11.03 is hereby amended in its entirety to read as follows:
If a Default has occurred and is continuing, none of the Co-Syndication Agents nor the Co-Documentation Agents shall have any obligation to perform any act in respect thereof.
2.4    Amendment to Section 11.11. Section 11.11 is hereby amended in its entirety to read as follows:
Section 11.11     The Arranger, the Co-Syndication Agents and the Co-Documentation Agents. The Arranger, the Co-Syndication Agents and the Co-Documentation Agents shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their duties, responsibilities and liabilities in their capacity as a Lender hereunder to the extent they are a party to this Agreement as a Lender.

Section 3.    Assignments and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation. On the First Amendment Effective Date (as defined below) and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I of this First Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto). With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such allocation. On the First Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement. If, on the First Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

Section 4.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

4.1    The Administrative Agent shall have received from all the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.
4.3    No Default shall have occurred and be continuing as of the First Amendment Effective Date.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
5.2    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment.

5.3    Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by telecopy, facsimile or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

5.4    No Oral Agreement.  This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.5    GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

SIGNATURE PAGE
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

SIGNATURE PAGE
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and a Lender

	By:	/s/ Brian Malone
Brian Malone
Managing Director

	By:	/s/ Betsy Jocher
Betsy Jocher
Director

SIGNATURE PAGE
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ David C. Brooks
David C. Brooks
Director

COMPASS BANK

	By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

BANK OF AMERICA, N.A.

	By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Managing Director

THE BANK OF NOVA SCOTIA

	By:	/s/ Keith Buchanan
Keith Buchanan
Managing Director

ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
Don J. McKinnerney
Authorized Signatory

SIGNATURE PAGE
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Bruce E. Hernandez
Bruce E. Hernandez
Vice President

KEYBANK, N.A.

By:	/s/ David Morris
David Morris
Vice President

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
Chris L. Whigham
Senior Vice President

SOCIETE GENERALE

By:	/s/ David M. Bornstein
David M. Bornstein
Director

UNION BANK, N.A.

By:	/s/ Lara Sorokolit
Lara Sorokolit
Assistant Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark A. Roche
Mark A. Roche
Managing Director

By:	/s/ Sharada Manne
Sharada Manne
Director

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Irja R. Otsa
Associate Director

By:	/s/ Mary E. Evans
Mary E. Evans
Associate Director

SIGNATURE PAGE
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Title:Annex I

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	10.91%	$109,090,909.00
Wells Fargo Bank, N.A.	10%	$100,000,000.00
Compass Bank	10%	$100,000,000.00
UBS AG, Stamford Branch	10%	$100,000,000.00
U.S. Bank National Association	10%	$100,000,000.00
Bank of America, N.A.	8.18%	$81,818,182.00
Royal Bank of Canada	7.27%	$72,727,273.00
The Bank of Nova Scotia	6.91%	$69,090,909.00
Credit Agricole Corporate and Investment Bank	6.91%	$69,090,909.00
Union Bank, N.A.	6.91%	$69,090,909.00
KeyBank N.A.	6.91%	$69,090,909.00
Societe Generale	4.55%	$45,454,545.00
West Texas National Bank	1.45%	$14,545,455.00
TOTAL	100%	$1,000,000,000.00